UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2018

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 498-6000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on July 19, 2018 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 29, 2018, by and among Financial Engines, Inc., a Delaware corporation (the “Company”), Edelman Financial, L.P., a Delaware limited partnership (“Parent”), and Flashdance Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was completed pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares held by the Company in treasury or by Parent or Merger Sub, (ii) shares held by any wholly owned subsidiary of the Company or any wholly owned subsidiary of Parent (other than Merger Sub) and (iii) shares held by stockholders of the Company who have properly demanded and not withdrawn a demand for, or lost their right to, appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware, collectively, the “Excluded Shares”) was automatically cancelled and converted into the right to receive $45.00 per share in cash (the “Merger Consideration”), without interest and subject to required withholding taxes.

At the Effective Time, (i) each Company stock option fully vested and converted into the right to receive an amount in cash equal to the product of (A) the excess, if any, of the Merger Consideration over the applicable exercise price of such option, multiplied by (B) the number of shares subject to such option, subject to applicable withholding taxes, and (ii) each restricted stock unit award that is outstanding immediately prior to the Effective Time (A) if granted prior to the date of the Merger Agreement or held by a non-employee director, fully vested and converted into the right to receive the Merger Consideration in respect of each underlying vested share of Company Common Stock, subject to applicable withholding taxes, or (B) if granted on or after the date of the Merger Agreement (other than to a non-employee director), converted into an award representing the right to receive an amount in cash equal to the Merger Consideration in respect of each underlying share of Company Common Stock (subject to applicable withholding taxes) which otherwise has the same terms and conditions (including with respect to vesting) as were applicable to such restricted stock unit award as of immediately prior to the Effective Time.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 2, 2018, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 19, 2018, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed and requested that NASDAQ (i) halt trading of the Company Common Stock on NASDAQ prior to the open of trading on July 19, 2018, (ii) suspend the Company Common Stock from listing on NASDAQ and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the Company Common Stock from NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on NASDAQ.

The Company intends to file a Form 15 with the SEC terminating registration of the Company Common Stock under Section 12(g) of the Exchange Act and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) was automatically cancelled and converted into the right to receive the Merger Consideration.

Item 5.01 Change in Control of Registrant.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became an indirect wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, at the Effective Time, each of Lawrence M. Raffone, Blake R. Grossman, E. Olena Berg-Lacy, Joseph A. Grundfest, Robert A. Huret, Heidi Kunz, Michael E. Martin, John B. Shoven and David B. Yoffie resigned from the board of directors of the Company. These resignations were a result of the completion of the Merger in accordance with the Merger Agreement and not as a result of any disagreements between the Company and the resigning directors on any matters relating to the Company’s operations, policies or practices.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of such amended and restated bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 19, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 29, 2018, by and among Financial Engines, Inc., Edelman Financial, L.P., and Flashdance Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 2, 2018).

3.1	Amended and Restated Certificate of Incorporation of Financial Engines, Inc.

3.2	Amended and Restated Bylaws of Financial Engines, Inc.

99.1	Press Release, dated July 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2018

FINANCIAL ENGINES, INC.

	By:	/s/ Lewis E. Antone, Jr.
	Name:	Lewis E. Antone, Jr.
	Title:	Executive Vice President, General Counsel
and Secretary